                                                                    EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the AirTran 1996 Stock Option Plan of our report dated January 29, 1999, with respect to the consolidated financial statements and schedule of AirTran Holdings, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                     ERNST & YOUNG LLP


Atlanta, Georgia
July 12, 1999